November 22, 2023

DCM/INNOVA HIGH EQUITY INCOME INNOVATION Fund

Lebenthal Ultra Short Tax-Free Income Fund

Each a series of Centaur Mutual Funds Trust

Supplement to the Summary Prospectus, Statutory Prospectus and the Statement of Additional Information, each dated July 14, 2023

This supplement updates certain information in the summary Prospectus, statutory Prospectus and Statement of Additional Information each dated July 14, 2023, and each as supplemented, for the DCM/INNOVA High Equity Income Innovation Fund (the “DCM/INNOVA Fund”) and the Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund” and together with the DCM/INNOVA Fund, the “Funds”), each a series of the Centaur Mutual Funds Trust (the “Trust”).

Mr. Marc Rappaport is no longer a portfolio manager for the Funds or an officer of the Trust. Dr. Vijay Chopra will continue to serve as the portfolio manager to the DCM/INNOVA Fund and Mr. Robert Morgan will continue to serve as the portfolio manager to the Lebenthal Fund. Accordingly, all references to Mr. Marc Rappaport in the Funds’ summary Prospectus, statutory Prospectus, and Statement of Additional Information are hereby deleted in their entirety.

If you have any questions regarding this Supplement, please contact the Funds toll-free at 1-888-484-5766. You may also obtain additional copies of the Funds’ summary Prospectus, statutory Prospectus, and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Funds’ website at http://www.dcmadvisors.com.

Investors Should Retain this Supplement for Future Reference